                                                               EXECUTION VERSION


                       THIRD AMENDMENT TO CREDIT AGREEMENT

      THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of November 23, 2002, is entered into by and among AVNET, INC., a New York corporation ("Avnet"), the lenders party to the Credit Agreement referred to below (each a "Lender" and, collectively, the "Lenders") and BANK OF AMERICA, N.A., as administrative agent for itself and the other Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

      A. Avnet, the Lenders and the Administrative Agent are parties to that certain Credit Agreement (Multi-Year) dated as of October 25, 2001, as amended or modified by that First Amendment to Credit Agreement (Multi-Year) dated as of March 29, 2002, that Second Amendment to Credit Agreement (Multi-Year) dated as of October 10, 2002, and that certain letter agreement dated as of November 8, 2002 among Avnet, the Administrative Agent and Lenders (as so amended or modified, the "Credit Agreement"), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to Avnet and certain of its Subsidiaries.

      B. Avnet has requested that the Administrative Agent and the Lenders agree to certain amendments of the Credit Agreement.

      C. The Administrative Agent and the Lenders are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement as amended hereby.

      2. Amendments to Credit Agreement. The Credit Agreement shall be amended as follows, effective as of the Effective Date:

            (a) Section 1.01 of the Credit Agreement shall be amended as follows:

                  (i) By inserting the following additional defined terms in the proper alphabetical order:

                  "Administrative Agent Advance" has the meaning set forth in
            Section 2.01(b).

                  "Receivables Intercreditor Agreement" means that certain
            Intercreditor Agreement by and among the Administrative Agent, each financial institution party thereto and Bank One NA, as "Receivables Agent", in substantially the form approved by the Required Lenders.

                  (ii) By amending and restating the following defined terms in their entirety as follows:

                  "Avnet Belgium" means, collectively, Avnet Europe CVA, a
            Belgian stock limited partnership, and any successor thereto (including any Person at any time acquiring all or substantially all of the business or assets of Avnet Europe CVA), together with such other Foreign Subsidiaries of Avnet, that from time to time act as commissionaires or agents for undisclosed principals in respect of inventory of (including inventory originating through or from) Avnet Europe CVA and have been requested by the Administrative Agent, including at the request of the Required Lenders, to provide Collateral Documents.

                  "Permitted Securitization Refinancing" means a Permitted
            Securitization (a) the documents of which provide for no Unwind Event based on Debt Ratings, other than as permitted by Section 6.21(a), and which do not otherwise contravene or result in any breach, Default or Event of Default under the Loan Documents; (b) in connection with which the owner and holder of the stock of the applicable Securitization Subsidiary (together with any other Affiliate of Avnet that may directly hold any Investment in such Securitization Subsidiary) has pledged all such Investments to the Administrative Agent as additional Effective Collateral; and (c) having a maximum availability (based upon Attributable Indebtedness) of not less than $350,000,000.

                  "Trigger Event" means the occurrence of any of the following on or after the Second Amendment Date: (i) the failure, for whatever reason, to consummate a Permitted Capital Market Transaction on or before December 15, 2002; (ii) the establishment of a Debt Rating by Moody's of Ba1 or lower or by S&P of BB+ or lower or either such rating agency shall withdraw its Debt Rating; or (iii) the day immediately following the occurrence of an Unwind (other than an Unwind in connection with which Avnet simultaneously consummates and enters into a Permitted Securitization Refinancing) arrives.

                  (iii) At the definition of "Loan Documents," by deleting the word "and" at the end of clause (viii), deleting the period at the end of clause
(ix), inserting a comma at the end of clause (ix), and inserting the following "(x) the Receivables Intercreditor Agreement, and (xi) any other document or agreement now or hereafter executed and delivered pursuant to this Agreement and reciting that it is intended to be a "Loan Document" for purposes hereof."

                  (iv) At the definition of "Springing Lien Assets," by amending and restating clause (b) and the text immediately following such clause as follows: "(b) subject to such exceptions as the Administrative Agent may in its discretion agree, in respect of Avnet Belgium, (i) all inventory and work in process, and (ii) all accounts and other rights to payment; but not including Non-Springing Lien Collateral."

            (b) Section 2.01 of the Credit Agreement shall be amended as follows:

                  (i) by inserting "(a)" after the heading "Committed Loans."

                  (ii) by adding the following after Section 2.01(a):

                  "(b) The Administrative Agent is hereby authorized by the
            Borrower and the Lenders, from time to time in the Administrative Agent's sole discretion, to make Base Rate Loans to the Borrower on behalf of the Lenders which the Administrative Agent, in its reasonable business judgment, deems necessary or desirable (1) to Perfect, preserve or protect the Collateral, or any portion thereof,
            (2) to enhance the likelihood of, or maximize the amount of, the repayment of the Loans and other Obligations, or (3) to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement (together, "Administrative Agent Advances"), the granting of any such Administrative Agent Advance to be subject to the provisos of Section 2.01(a)(i) and Section 2.01(a)(ii); provided, however, that the Required Lenders may at any time revoke the Administrative Agent's authorization contained in this Section 2.01(b) to make Administrative Agent Advances, any such revocation to be in writing and to become effective prospectively, upon receipt thereof by the Administrative Agent. The Administrative Agent Advances shall be repayable on demand, shall constitute Committed Loans hereunder, and shall bear interest at the Base Rate plus the Applicable Rate applicable to Committed Loans from time to time. The Administrative Agent shall notify each Lender in writing of each such Administrative Agent Advance."

            (c) Article V of the Credit Agreement shall be further amended by adding the following at the end thereof:

                  "5.22 SECURITIZATION SUBSIDIARY. Other than such capital stock and promissory notes, true and correct copies of which have been delivered to the Administrative Agent on or before November 25, 2002, there exists no document or instrument evidencing any Investment by Avnet in any Securitization Subsidiary. As of November 25, 2002, no Securitization Subsidiary is directly or indirectly liable for any of the Obligations."

            (d) Section 6.21(a) of the Credit Agreement shall be amended at clause (i) thereof by inserting after the phrase "relating to the Debt Rating of Avnet" the following: "(other than an Unwind Event based upon withdrawal of any such Debt Rating)".

            (e) Section 6.21(a) of the Credit Agreement shall be further amended by deleting clause (ii) thereof and inserting in lieu thereof the following:

                  "(ii) No later than 60 days after the Second Amendment Date,
            Avnet shall execute and deliver to the Administrative Agent any and all pledge agreements and other documents and agreements (including legal opinions satisfactory to the Administrative Agent) as may be necessary in the discretion of the Administrative Agent to create a Perfected security interest in and a pledge of (A) any and all capital stock issued by any Securitization Subsidiary (including Avnet Receivables Corporation, if then existing), and (B) any promissory note or other evidence of indebtedness issued by any such Securitization Subsidiary in favor of Avnet, each of which shall immediately thereupon become Effective Collateral."

            (f) Section 6.21(b) of the Credit Agreement shall be amended and restated in its entirety as follows:

                  "(b) Avnet shall execute and deliver or cause to be executed and delivered into Document Escrow, by no later than November 25, 2002, all Collateral Documents that in the view of the Administrative Agent are necessary or appropriate to establish Springing Liens on all Springing Lien Assets (other than (i) in respect of Springing Lien Assets of Avnet Belgium, which shall be executed and delivered no later than December 10, 2002, and (ii) those Collateral Documents listed on Schedule 6.21, which shall be executed and delivered no later than December 10, 2002). The Springing Lien Escrow Agreement shall be executed and delivered by Avnet no later than November 25, 2002. Notwithstanding the foregoing, if there shall have occurred any Trigger Event prior to any such delivery date, each of the foregoing Collateral Documents not yet delivered into Document Escrow shall be executed and delivered immediately to the Administrative Agent, and shall immediately thereupon result in Effective Collateral. On November 25, 2002 and December 10, 2002, Avnet shall pay all Attorney Costs of the Administrative Agent to the extent invoiced prior to such dates, plus, in the latter case, such additional Attorney Costs as shall constitute the Administrative Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it through the completion of the post-closing matters contemplated by the Second Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between Avnet and the Administrative Agent)."

            (g) Section 6.21 of the Credit Agreement shall be further amended by adding at the end thereof the following:

                  "(c) Avnet shall execute and deliver or cause to be executed and delivered into Document Escrow (together with such ancillary documents and agreements, or amendments thereto, and legal opinions as may be specified by the Administrative Agent in respect thereof):
            (i) as soon as practicable following the restructuring of the ownership of Avnet Components Israel Ltd. and the receipt of consent to the pledge of the shares by Avnet from the remaining minority shareholders thereof, share certificates representing 65% of the issued and outstanding capital stock of Avnet Components Israel Ltd., to be pledged under the Foreign Stock Pledge Agreement; and
            (ii) as soon as practicable following the restructuring of the ownership of Avnet Max Limited, documentation satisfactory to the Administrative Agent pledging 65% of the issued and outstanding uncertificated shares of Avnet Max Limited under the terms of the Foreign Stock Pledge Agreement."

            (h) Article VI of the Credit Agreement shall be further amended by adding the following at the end thereof:

                  "6.26 WAREHOUSE LOCATIONS. At all times from and after
            November 25, 2002, neither Avnet nor any of its Subsidiaries shall permit or suffer any inventory to be located at (i) the warehouse located at or near 953 Westgate Drive, St. Paul, MN, or (ii) the office space located at or near 3011 S. 52nd Street, Tempe, AZ, unless Avnet promptly notifies the Administrative Agent of such fact and promptly provides such consents and estoppels of landlords and others having an interest in such real property, together with such other documents and agreements, as the Administrative Agent may require. All such consents, estoppels, other documents and agreements so provided shall be immediately delivered into Document Escrow, provided that no Trigger Event shall have occurred. If there shall have occurred any Trigger Event prior to any such delivery date, each of the foregoing documents not yet delivered into Document Escrow shall be executed and delivered immediately to the Administrative Agent, and shall immediately thereupon result in Effective Collateral."

            (i) Section 7.01 of the Credit Agreement shall be amended by deleting the word "or" at the end of clause (q)(ii), deleting the period after clause (r) inserting "; or" after clause (r) and adding the following:

                  "(s) Any "Financial Institution" or the "Receivables Agent",
            as defined therein, party to or bound by the Receivables Intercreditor Agreement shall fail to perform or observe in any material respect any term, covenant, provision or agreement required to be performed by such Financial Institution or Receivables Agent under the Receivables Intercreditor Agreement; or any representation, warranty, certification or statement made by any Financial Institution or Receivables Agent party to or bound by the Receivables Intercreditor Agreement in the Receivables Intercreditor Agreement or in any other document delivered pursuant thereto shall to prove to have been incorrect in any material respect when made or deemed made; or the Receivables Intercreditor Agreement shall cease to be effective or to be the legally valid, binding, enforceable obligation of each Person party thereto or bound thereby; or any Financial Institution or the Receivables Agent shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability."

            (j) Section 8.02 of the Credit Agreement shall be amended and restated in its entirety as follows:

                  "8.02 DELEGATION OF DUTIES. The Administrative Agent may
            execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact, including, for the purposes of the Perfection of foreign (non-United States) Collateral, such sub-administrative agents or collateral agents as shall be deemed necessary by the Administrative Agent, and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct. Any such agent, sub-agent or other Person retained or employed pursuant to this
            Section 8.02, shall have all the benefits and immunities provided to the Administrative Agent in this Article VIII with respect to any act taken or omissions suffered by such Person in connection herewith or therewith, as fully as if the term "Administrative Agent" as used in this Article VIII and in the definition of "Agent-Related Person" included such additional Persons with respect to such acts or omissions."

            (k) Section 8.09 of the Credit Agreement shall be amended and restated in its entirety as follows:

                  "8.09 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent
            may resign as Administrative Agent upon 30 days' notice to the Lenders; provided that any such resignation by Bank of America shall also constitute its resignation as L/C Issuer, Swing Line Lender, and document escrow agent under the Document Escrow. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders which successor administrative agent shall be consented to by Avnet at all times other than during the existence of an Event of Default (which consent of Avnet shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and Avnet, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent, L/C Issuer and Swing Line Lender including those under the Document Escrow and the Receivables Intercreditor Agreement and the respective terms "Administrative Agent," "L/C Issuer" and "Swing Line Lender" shall mean such successor administrative agent, letter of credit issuer and swing line lender, and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated and the retiring L/C Issuer's and Swing Line Lender's rights, powers and duties as such shall be terminated (provided that the retiring Administrative Agent, L/C Issuer or Swing Line Lender, as the case may be, shall retain all rights then existing under Sections 8.07 and 9.05), without any other or further act or deed on the part of such retiring L/C Issuer or Swing Line Lender or any other Lender other than the obligation of the successor L/C Issuer to issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession. Immediately upon retiring as Administrative Agent, the Administrative Agent shall no longer have any responsibilities under any Collateral Documents or the Receivables Intercreditor Agreement and any successor administrative agent shall immediately be deemed to undertake all responsibilities related to the Collateral Documents and the Receivables Intercreditor Agreement upon appointment. Notwithstanding the foregoing, after any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article VIII and Sections 9.04 and
            9.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above, in which event the Lenders shall be deemed to have assumed all such rights, powers and duties of the Administrative Agent as aforesaid."

            (l) Section 8.11(a) of the Credit Agreement shall be amended and restated in its entirety as follows:

                  "8.11 COLLATERAL MATTERS.

                  (a) Each Lender authorizes and directs the Administrative
            Agent to enter into the Collateral Documents (including as document escrow agent under the Springing Lien Escrow Agreement) and agrees that any action taken by the Administrative Agent concerning any Collateral (with the consent or at the request of the Required Lenders or in accordance with any Loan Document), that the Administrative Agent's exercise of powers concerning the Collateral in any Loan Document, and that all other reasonably incidental powers, are authorized and binding upon all Lenders. Each Lender authorizes and directs the Administrative Agent to enter into and to perform the duties and obligations of the "Lender Agent" under the Receivables Intercreditor Agreement."

            (m) Schedule 1.01(n) of the Credit Agreement shall be amended by deleting the entry labeled "Sterling Partners, Inc."

            (n) Schedule 5.09 of the Credit Agreement shall be amended by (i) deleting the entries labeled "Sterling Partners, Inc.", "Avnet Europe NV/SA", "Avnet-Mercuries Company Limited", "Avnet Pacific (NZ) Ltd.", and "Kent Components de Mexico, S.A. de

C.V." and (ii) substituting those entries set forth on Schedule I hereto for their counterparts in such Schedule 5.09.

            (o) Schedule 5.20 of the Credit Agreement shall be amended and restated in its entirety in the form attached hereto as Schedule II.

            (p) Schedule 6.21 of the Credit Agreement shall be amended and restated in its entirety in the form attached hereto as Schedule III.

            (q) The Credit Agreement shall be further amended by replacing Exhibit K, with the form attached hereto as Exhibit A.

      3. Representations and Warranties. Avnet hereby represents and warrants to the Administrative Agent and the Lenders as follows:

            (a) No Default or Event of Default has occurred and is continuing, either immediately prior to or after giving effect to this Amendment.

            (b) The execution, delivery and performance by Avnet of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of Avnet, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

            (c) All representations and warranties of Avnet contained in Article V of the Credit Agreement as amended hereby are true and correct as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

            (d) Avnet is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders or any other Person.

            (e) As of the Effective Date, there are no Designated Borrowers under the Credit Agreement.

      4. Effective Date. This Amendment will become effective as of the date shown first above, provided each of the following conditions precedent has been satisfied (the "Effective Date"):

            (a) The Administrative Agent shall have received from each of Avnet and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to this Amendment.

            (b) The Administrative Agent shall have received from the secretary or assistant secretary of Avnet a certificate providing satisfactory evidence of the authorization of the execution, delivery and performance by Avnet of this Amendment and any other documents contemplated hereby.

            (c) The Administrative Agent shall have received from Avnet a certificate executed by a Responsible Officer of Avnet, dated as of the Effective Date and certifying that (i) all representations and warranties contained herein are true and correct on and as of the Effective Date as though made on and as of such date and (ii) on and as of the Effective Date, no event has occurred which has or would reasonably be likely to have a material adverse effect on the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of Avnet or of Avnet and its Subsidiaries taken as a whole, or on the facts and information regarding Avnet and its Subsidiaries as represented as of the date hereof.

            (d) The Administrative Agent shall have received satisfactory evidence that Avnet has paid (i) all Attorney Costs of the Administrative Agent to the extent invoiced prior to the Effective Date (including any previously invoiced and outstanding Attorney Costs that relate to services previously provided), plus such additional amounts of Attorney Costs as shall constitute the Administrative Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it through the Effective Date (provided that such estimate shall not thereafter preclude a final settling of accounts between Avnet and the Administrative Agent) and (ii) all other reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

            (e) The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Administrative Agent may request.

            (f) The Effective Date shall have occurred no later than November 25, 2002.

For purposes of determining compliance with the conditions specified in this
Section 4, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

      5. Reservation of Rights. Avnet acknowledges and agrees that the execution and delivery by the Administrative Agent and the Required Lenders of this Amendment shall not (a) be deemed to create a course of dealing or otherwise obligate the Administrative Agent or any Lender to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Administrative Agent or any Lender with respect to any term or provision of any Loan Document.

      6. Miscellaneous.

            (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this

Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. The Credit Agreement, as amended hereby, is hereby ratified by Avnet.

            (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

            (c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 9.19 AND
9.20 OF THE CREDIT AGREEMENT, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.

            (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or Avnet shall bind such Lender or Avnet, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

            (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Credit Agreement.

            (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

            (g) Avnet covenants to pay to or reimburse the Administrative Agent, upon demand, for all out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the other documents contemplated hereby.

            (h) This Amendment shall constitute a Loan Document.

                            [Signature page follows]

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                            AVNET, INC.

                            By: /s/ Raymond Sadowski
                                ------------------------------------------------

                            Name: Raymond Sadowski
                                  ----------------------------------------------

                            Title: Senior Vice President and Chief Financial
                                   ---------------------------------------------
                            Officer
                            -------

                            BANK OF AMERICA, N.A., as the
                            Administrative Agent, a Lender, the L/C Issuer and the Swing Line Lender



                            By: /s/ Sugeet Manchanda
                                ------------------------------------------------

                            Name: Sugeet Manchanda
                                  ----------------------------------------------

                            Title: Principal
                                   ---------------------------------------------


                                     S-2--2

                            ABN AMRO BANK N.V., as a Lender



                            By: /s/ Maria Vickroy-Peralta
                                ------------------------------------------------

                            Name: Maria Vickroy-Peralta
                                  ----------------------------------------------

                            Title: Senior Vice President
                                   ---------------------------------------------



                            By: /s/ Peter Hsu
                                ------------------------------------------------

                            Name: Peter Hsu
                                  ----------------------------------------------

                            Title: Vice President
                                   ---------------------------------------------





                                     S-2--3

                            THE BANK OF NOVA SCOTIA, as a Lender



                            By: /s/ Kemp Leonard
                                ------------------------------------------------

                            Name: Kemp Leonard
                                  ----------------------------------------------

                            Title: Director
                                   ---------------------------------------------





                                     S-2--4

                            BANK OF TOKYO-MITSUBISHI TRUST
                            COMPANY, as a Lender



                            By:
                               -------------------------------------------------

                            Name:
                                 -----------------------------------------------

                            Title:
                                  ----------------------------------------------




                                     S-2--5

                            BANK ONE, N.A., as a Lender



                            By: /s/ Joseph R. Perdenza
                                ------------------------------------------------

                            Name: Joseph R. Perdenza
                                  ----------------------------------------------

                            Title: Director
                                   ---------------------------------------------





                                     S-2--6

                            CREDIT SUISSE FIRST BOSTON, as a Lender



                            By: /s/ Robert Hetu
                                ------------------------------------------------

                            Name: Robert Hetu
                                  ----------------------------------------------

                            Title: Director
                                   ---------------------------------------------



                            By: /s/ Guy M. Baron
                                ------------------------------------------------

                            Name: Guy M. Baron
                                  ----------------------------------------------

                            Title: Associate
                                   ---------------------------------------------





                                     S-2--7

                            WACHOVIA BANK, NATIONAL
                            ASSOCIATION, as a Lender



                            By: /s/ George L. Woolsey
                                ------------------------------------------------

                            Name: George L. Woolsey
                                  ----------------------------------------------

                            Title: Vice President
                                   ---------------------------------------------



                                     S-2--8

                            FLEET NATIONAL BANK, as a Lender



                            By:
                               -------------------------------------------------

                            Name:
                                 -----------------------------------------------

                            Title:
                                  ----------------------------------------------







                                     S-2--9

                            KBC BANK, N.V., as a Lender



                            By:
                               -------------------------------------------------

                            Name:
                                 -----------------------------------------------

                            Title:
                                  ----------------------------------------------



                            By:
                               -------------------------------------------------

                            Name:
                                 -----------------------------------------------

                            Title:
                                  ----------------------------------------------








                                    S-2--10

                            NATEXIS BANQUES POPULAIRES, as a
                            Lender



                            By:
                               -------------------------------------------------

                            Name:
                                 -----------------------------------------------

                            Title:
                                  ----------------------------------------------



                            By:
                               -------------------------------------------------

                            Name:
                                 -----------------------------------------------

                            Title:
                                  ----------------------------------------------





                                    S-2--11

                            THE NORTHERN TRUST COMPANY, as a
                            Lender



                            By: /s/ Eric Dybing
                                ------------------------------------------------

                            Name: Eric Dybing
                                  ----------------------------------------------

                            Title: Second Vice President
                                   ---------------------------------------------





                                    S-2--12

                            SKANDINAVISKA ENSKILDA BANKEN AB
                            (PUBL), as a Lender



                            By: /s/ Camilla Akerman
                                ------------------------------------------------

                            Name: Camilla Akerman
                                  ----------------------------------------------

                            Title: Account Manager
                                   ---------------------------------------------





                                    S-2--13

                            STANDARD CHARTERED BANK, as a Lender



                            By:
                               -------------------------------------------------

                            Name:
                                 -----------------------------------------------

                            Title:
                                  ----------------------------------------------



                            By:
                               -------------------------------------------------

                            Name:
                                 -----------------------------------------------

                            Title:
                                  ----------------------------------------------







                                    S-2--14

                            UNICREDITO ITALIANO, NEW YORK
                            BRANCH, as a Lender



                            By:
                               -------------------------------------------------

                            Name:
                                 -----------------------------------------------

                            Title:
                                  ----------------------------------------------



                            By:
                               -------------------------------------------------

                            Name:
                                 -----------------------------------------------

                            Title:
                                  ----------------------------------------------





                                    S-2--15